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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): JULY 31, 2001




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-22433                75-2692967
 (State or other jurisdiction        (Commission              (IRS  Employer
      of  incorporation)             File Number)           Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300


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Item  5.  OTHER  EVENTS.

     On August 9, 2001, Brigham Exploration Company ("Brigham") will host a conference call to discuss operational and financial for the second quarter ended June 30, 2001. A copy of Brigham's press release that announced this conference call is attached hereto as Exhibit 99.1.



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Item 7. FINANCIAL  STATEMENTS  AND  EXHIBITS.

        (c)     Exhibits

                     Item               Exhibit
                     ----               -------

                     99.1*              Press Release dated
                                        July  31,  2001.


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*  filed  herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BRIGHAM  EXPLORATION  COMPANY



Date:   July 31, 2001                          By:   /s/  Curtis  F.  Harrell
                                                     ------------------------
                                                     Curtis  F.  Harrell
                                                     Chief Financial Officer



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                                INDEX TO EXHIBITS


                    Item  Number               Exhibit
                    ------------               -------

                    99.1*                  Press Release dated
                                           July  31,  2001.


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